UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 6,2010   (June 25, 2010)
BIODEL INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33451	90-0136863

(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

100 Saw Mill Road Danbury, Connecticut	06810

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 796-5000
100 Saw Mill Road, Danbury Connecticut 06810

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     On June 25, 2010, Biodel Inc. (the “Company”) issued a press release announcing the presentation of final results of the Company’s pivotal Phase 3 clinical trial comparing use of VIAject® to regular human insulin in patients with type 2 diabetes at the American Diabetes Association’s Annual Meeting in Orlando, Florida.
     A copy of the foregoing press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
     On June 26, 2010, the Company issued a press release announcing the report of poster presentations demonstrating potential benefits of more-rapid-acting injectable insulins at the Annual Meeting of the American Diabetes Association in Orlando, Florida.
     A copy of the foregoing press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIODEL INC.
Date: July 6, 2010	By:	/s/ Gerard Michel
Gerard Michel
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release issued by the Company on June 25, 2010.

99.2	Press Release issued by the Company on June 26, 2010.